UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CLOUGH GLOBAL ALLOCATION FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLOUGH GLOBAL ALLOCATION FUND

1625 Broadway, Suite 2200

Denver, Colorado 80202

(877) 256-8445

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 6, 2006

To the Shareholders of Clough Global Allocation Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Clough Global Allocation Fund (the “Fund”) will be held at the offices of the Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on Thursday, July 6, 2006, at 12:00 p.m. MDT, for the following purposes:

1.                    Shareholders of the Fund are being asked to elect three (3) Trustees of the Fund, two (2) Trustees to be elected by the holders of the Fund’s Common Shares and one (1)  Trustee to be elected by holders of its Auction Market Preferred Stock (“Preferred Shares”), voting separately; and

2.                    To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on May 19, 2006, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Edmund J. Burke
President

May 25, 2006

CLOUGH GLOBAL ALLOCATION FUND

ANNUAL MEETING OF SHAREHOLDERS

July 6, 2006

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Clough Global Allocation Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Thursday, July 6, 2006, at 12:00 p.m., at the offices of the Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202, and at any adjournments thereof. A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about June 5, 2006.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of the Bank of New York (“BNY”), the Fund’s transfer agent, ALPS Mutual Funds Services, Inc. (“ALPS”), the Fund’s administrator, and affiliates of BNY, ALPS or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS. ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2006, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1625 BROADWAY, SUITE 2200, DENVER, COLORADO 80202 OR BY CALLING THE FUND AT 877-256-8445 OR VIA THE INTERNET AT WWW.CLOUGHGLOBAL.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on May 19, 2006, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock: Common Shares (“Common Shares”) and Auction Market Preferred Shares, (“Preferred Shares”) (together with the Common Stock, the “Shares”). The holders of Shares are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date there were 10,169,924 Common Shares and 3,800 Preferred Shares outstanding.

The following table shows, as of the Record Date, the ownership of Common Shares and Preferred Shares by each of the Directors and Officers of the Fund, the Directors and Officers of the Fund as a group and are the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

The following table shows, as of the Record Date, the ownership of Common Shares and Preferred Shares by each of the Directors and Executive Officers of the Fund, the Directors and Officers of the Fund as a group and the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

Name & Address	Percentage of Shares Held	Total Shares Owned
Common Shares
MERRILL LYNCH 101 HUDSON STREET 9TH FLOOR JERSEY CITY, NJ 07302	85.97%	8,743,153

Preferred Shares
MERRILL LYNCH 101 HUDSON STREET 9TH FLOOR JERSEY CITY, NJ 07302	75.68%	2,876
PERSHING LLC SECURITIES CORP PROXY DEPT. PERSHING PLAZA JERSEY CITY, NJ 07399	5.87%	223
STATE STREET BANK & TRUST CO ATTN: PAUL DESHARNAIS GLOBAL PROXY SERVICES 1776 HERITAGE DRIVE NORTH QUINCY, MA 02171	5.26%	200
WELLS FARGO BROKERAGE SERVICES 608 SECOND AVENUE SOUTH REORG DEPT N9303-055 MINNEAPOLIS, MN 55402	7.37%	280

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL: TO ELECT THREE (3) TRUSTEES OF THE FUND

Nominees For The Board Of Trustees

The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Andrew C. Boynton, Robert Butler and Richard C. Rantzow have been nominated by the Board of Trustees for a three-year term to expire at the Fund’s 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Under the Fund’s Amended Declaration of Trust, Statement of Preferences, and the Investment Company Act of 1940 (the “1940 Act”), holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund’s Amended Declaration of Trust, Statement of Preferences, and By-Laws. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees if dividends on the Fund’s Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Robert Butler is the nominee for election as Trustee at the Meeting to be elected solely by the holders of the Fund’s Preferred Stock.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election; however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Trustees And Officers

Set forth in the table below are the nominees and existing Trustees for election to the Board of the Fund and officers, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Non-Interested Trustees/Nominees
Andrew C. Boynton Trustee Age, 50	Since 2005*	Dean of Carroll School of Management at Boston College. Formerly, Professor of Strategy 1996-2005 and Program Director of the Executive MBA Program 1998-2004 at International Institute of Management Development, Lausanne, Switzerland (“IMD”), Associate Professor, Kenan-Flagler Business School, University of North Carolina, Chapel Hill 1994-1996, Assistant Professor, Darden School, University of Virginia 1987-1992. Member of Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund.	3
Robert Butler Trustee+ Age, 65	Since 2004*

Independent consultant for businesses. Formerly, President of Pioneer Funds Distributor, Inc. 1989-1998, Senior Vice-President 1985-1988 and Executive Vice-President and Director 1988-1999 Pioneer Group, Inc. and Vice-President of the National Association of Securities Dealers 1975-1984. Formerly, Director or Supervisory Board member of a number of subsidiary and affiliated companies of the Pioneer Group, Inc. including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. Member of Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund.

			3
Adam D. Crescenzi Trustee Age, 63	Since 2004***	Founding partner of Telos Partners. Formerly, Executive Vice President of CSC Index. Member of the Board of Directors of the Boch Center for the Performing Arts and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Member of the Board of Trustees of Dean College, Clough Global Equity Fund and Clough Global Opportunities Fund.	3
John F. Mee Trustee Age, 62	Since 2004***	Attorney practicing family law, products liability and commercial law. Instructor, Harvard Law School Trial Advocacy Workshop 1990-2002. Member of Board of Directors of Holy Cross Alumni Association. Member of Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund.	3
Richard C. Rantzow Trustee Age, 67	Since 2004*	Formerly, Chief Financial Officer and Director, Ron Miller Associates, Inc., and Managing Partner of the Memphis office of Ernst & Young until 1990. Chairman of the Board of Trustees of First Funds Trust and member of the Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund.	3
Jerry G. Rutledge Trustee, Age, 61	Since 2004***	President and Owner of Rutledge’s Inc. Member of the Board of Directors of the American National Bank, Board of Regents of the University of Colorado and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund.	3

Interested Trustees(3)
W. Robert Alexander(4) Chairman and Trustee Age: 78	Since 2004**	Chief Executive Officer and Chairman of ALPS until September 30, 2005. Former Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. A member of the Board of Trustees of the Hunter and Hughes Trusts as well as Financial Investors Trust, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Variable Insurance Trust.	3
James E. Canty(5)+ Trustee Age: 43	Since 2004**	Founding Partner, Chief Financial Officer and General Counsel of Clough Capital Partners, LP (“Clough”). Former corporate and securities attorney and Director of Investor Relations for Converse, Inc. from 1995-2000, corporate and securities lawyer for the Boston offices of Goldstein & Mannelo, P.C. from 1993-1995 and Bingham, Dana and Gould 1990-1993 and Adjunct Professor at Northeastern University 1996- 2000. Member of the Board of Directors of Clough Offshore Fund, Ltd. and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund.	3
Officers
Edmund J. Burke President Age: 45	Since 2004	President and Director of ALPS.	None
Jeremy O. May Treasurer Age: 36	Since 2004	Managing Director of ALPS.	None
Erin E. Douglas Secretary Age: 29	Since 2004	Associate Counsel of ALPS.	None
Bradley J. Swenson Chief Compliance Officer Age: 33	Since 2004	Chief Compliance Officer of ALPS. Former Senior Audit Manager at Janus Capital Group and Senior Internal Auditor for Oppenheimer Funds.	None
Kimberly R. Storms Assistant Treasurer Age: 34	Since 2005	Director of Fund Administration at ALPS.	None

*	Term expires at the Fund’s 2006 Annual Meeting of Shareholders.
**	Term expires at the Fund’s 2007 Annual Meeting of Shareholders.
***	Term expires at the Fund’s 2008 Annual Meeting of Shareholders.
+	Trustees elected solely by holders of Preferred Stock.

(1) Address: 1625 Broadway, Suite 2200, Denver, Colorado 80202, unless otherwise noted.

(2) The Fund commenced operations on July 28, 2004.

(3) “Interested person” of the Fund as defined in the 1940 Act.

(4) Mr. Alexander is considered to be an “interested person” because of his affiliation with ALPS, which acts as the Fund’s sponsor.

(5) Mr. Canty is considered to be an “interested person” because of his affiliation with Clough, which acts as the Fund’s investment advisor.

Beneficial Ownership Of Shares Held In The Fund And The Fund Complex For Each Trustee And Nominee For Election As Trustee

Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund’s Trustees.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund(1), (2)	Aggregate Dollar Range of Equity Securities Held in the Fund Complex(3)
W. Robert Alexander	None	None
Andrew C. Boynton	None	None
Robert Butler	$10,001-$50,000	$10,001-$50,000
James E. Canty		$50,001-$100,000
Adam D. Crescenzi	$10,001-$50,000	$50,001-$100,000
John F. Mee	None	None
Richard C. Rantzow	$50,001-$100,000	Over $100,000
Jerry G. Rutledge	$50,001-$100,000	Over $100,000

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2005. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Ownership amount constitutes less than 1% of the total shares outstanding.

(3) The Fund Complex consists of the Fund and Clough Global Equity Fund and Clough Global Opportunities Fund, as all have a common investment adviser. However, the Clough Global Opportunities Fund did not commence operations until April 25, 2006, therefore no Trustees held any equity securities in the Clough Global Opportunities Fund as of December 31, 2005.

The Fund pays each Trustee not affiliated with ALPS or Clough or their affiliates, an annual retainer of $14,000 per year plus $1,500 per meeting attended in person and by telephone, together with the Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow, and Rutledge during the period from June 1, 2005 through March 31, 2006(1), amounted to $118,500. The aggregated remuneration (not including out-of-pocket expenses) paid by the Fund Complex to Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow and Rutledge during the period from June 1, 2005 through March 31, 2006 amounted to $237,000. Clough Global Opportunities Fund did not commence operations until April 25, 2006; therefore, there was no compensation paid by Clough Global Opportunities Fund to the Trustees during the same time period. However, compensation paid to the Trustees for attendance at the organizational Board of Trustees meeting of Clough Global Opportunities Fund and the quarterly retainer amount was borne evenly by ALPS and Clough. During the period June 1, 2005 through March 31, 2006, the Trustees of the Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Shareholders of the Fund may send communications to an individual Trustee or the Board of Trustees via the Fund’s Secretary. The Secretary will review the communications and forward suitable communications to the appropriate Trustee(s).

Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process, and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on December 14, 2005. The Charter is attached as Appendix A to this Proxy Statement. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent

(1) The Fund changed its fiscal year end from May 31 to March 31 by vote of the Board of Trustees on March 15, 2006.

accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on May 10, 2006, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, Deloitte & Touche, LLP (“Deloitte”), the audited financial statements of the Fund as of and for the period June 1, 2005 through March 31, 2006, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent accountants and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards, and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the period from June 1, 2005 through March 31, 2006.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Richard C. Rantzow, Chairman

Andrew C. Boynton

Robert Butler

Adam D. Crescenzi

John F. Mee

Jerry G. Rutledge

May 10, 2006

The Audit Committee met two times during the period from June 1, 2005 through March 31, 2006. The Audit Committee is composed of six of the Fund’s independent (as such term is defined by the American Stock Exchange, Inc.’s listing standards (the “AMEX Listing Standards”)) Trustees, namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow, and Rutledge.

Nominating Committee

The Board of Trustees has a Nominating Committee composed of six independent trustees as such term is defined by the AMEX Listing Standards Trustees, namely Messrs. Boynton, Butler, Crescenzi, Mee, Rantzow, and Rutledge. The Nominating Committee did not meet during the period from June 1, 2005 through March 31, 2006. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders.

The shareholder recommendation described above must be sent to the Fund’s Secretary c/o ALPS Mutual Funds Services, Inc. The Fund’s Nominating Committee has not adopted a charter. If a charter is adopted in the future, it will be available at the time on the Fund’s website (www.cloughglobal.com).

Mr. Boynton, a Trustee proposed to be elected at the Annual Meeting of Shareholders, was approved by the Nominating Committee as Trustee on March 23, 2005. Mr. Boynton was recommended to the Nominating Committee by members of the Nominating Committee familiar with Mr. Boynton through his employment as Dean of the Carroll School of Management at Boston College.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. No Trustees attended the Fund’s first Annual Meeting of Shareholders held in September 2005.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the period June 1, 2005 through March 31, 2006. Trustees and Officers of the Fund who are employed by ALPS or Clough receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Period June 1, 2005 through March 31, 2006

Name of Person and Position	Aggregate Compensation Paid From the Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**,***
W. Robert Alexander, Chairman of the Board and Trustee	None	None
Andrew C. Boynton, Trustee	$18,500	$37,000
Robert Butler, Trustee	$20,000	$40,000
James E. Canty, Trustee	None	None
Adam D. Crescenzi, Trustee	$20,000	$40,000
John F. Mee, Trustee	$20,000	$40,000
Richard C. Rantzow, Trustee	$20,000	$40,000
Jerry G. Rutledge, Trustee	$20,000	$40,000

*     Represents the total compensation paid to such persons during the period from June 1, 2005 through March 31, 2006, by the Fund.

**           Represents the total compensation paid to such persons during the time period from June 1, 2005 through March 31, 2006, by the Fund Complex.

***         Clough Global Opportunities Fund did not commence operations until April 25, 2006, therefore no compensation paid by Clough Global Opportunities Fund to the Trustees. However, compensation was paid to the Trustees for attendance at the organizational Board of Trustees meeting of Clough Global Opportunities Fund and the quarterly retainer amount was borne evenly by ALPS and Clough.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Regeistered Public Accounting Firm

Deloitte & Touche, LLP, 555 17th Street, 36th Floor Denver, CO 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending March 31, 2007. Deloitte acted as the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2006. The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees

For the period from June 1, 2005 through March 31, 2006, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statement were $ 25,000.

Audit-Related Fees

For the period from June 1, 2005, through March 31, 2006, there were no fees billed for professional services rendered by the principal accountant.

Tax Fees

For the period from June 1, 2005, through March 31, 2006, aggregate fees of $2,405 were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2006 tax fees were for services for dividend calculation, excise tax preparation, and tax return preparation.

All Other Fees

For the period from June 1, 2005, through March 31, 2006, $7,000 was billed to the Fund by the principal accountant for services other than the services reported in the above paragraphs. These services included agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and service providers controlling, controlled by, or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which Deloitte billed the Fund fees for the period from June 1, 2005 through March 31, 2006 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Clough is the Fund’s Adviser, and its business address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

ALPS is the administrator of the Fund, and its business address is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s Officers and Trustees, Officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s Shares to file reports of ownership and changes in ownership with the SEC and the AMEX and to furnish the Fund with copies of all Section 16(a) forms they file. A statement of change of beneficial ownership of Mr. Jerry G. Rutledge, Trustee of the Fund, was not filed before the end of the second business day following the day on which a transaction resulting in a change in beneficial ownership was executed. The statement of change of beneficial ownership of Mr. Rutledge has since been filed with the SEC.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purposes of electing nominees, abstentions, or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated September 30, 2006.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund, which are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in the third calendar quarter 2007, must be received by the Fund for consideration for inclusion in the Fund’s Proxy Statement and proxy relating to that meeting no later than February 28, 2007. The Fund’s proxy may confer discretionary authority to vote on all proposals by shareholders of the Fund received after February 28, 2007, but no later than April 20, 2007, which are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in the third calendar quarter 2007. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

CLOUGH GLOBAL ALLOCATION FUND

AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Trustees of the Clough Global Allocation Fund (the “Fund”) to be known as the Audit Committee. The Audit Committee shall be composed of at least three members, comprised solely of Trustees who are independent of the management of the Fund and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

INDEPENDENCE

A Trustee will be considered independent so long as:

•                  Neither the Trustee, his/her spouse, any of his/her minor children, children residing in the Trustee’s home or entity controlled by the Trustee, receives any compensation from the Fund other than in the Trustee’s capacity as a member of the Board of Trustees of the Fund or of any committee of the Board; and

•                  The Trustee is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Trustees in fulfilling their responsibility relating to accounting, reporting practices of the Fund and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Trustees, the independent auditors and the financial management of the Fund.

GOALS AND OBJECTIVES

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

The principal objectives of the Audit Committee are to

•                                          oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

•                                          oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof’; and

•                                          act as liaison between the Fund’s independent auditors and the full Board of Trustees.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Trustees and shareholders that the accounting and reporting practices of the Fund are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•                                          Assist the Board of Trustees in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing and reporting practices of the Fund.

•                                          Recommend the selection, retention or termination of the auditors and, in connection therewith, to evaluate, upon receipt of a formal written statement delineating all relationships between the auditors and the Fund’s adviser or other members of management, the independence of the auditors in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence.

•                                          Be directly responsible for the compensation and oversight of the work of the Fund’s auditors, including resolution of disagreements between Fund management and the auditors regarding financial reporting.

•                                          Pre-approve, or establish pre-approval policies and procedures concerning, the following:

(1)                                  all audit and permitted non-audit services to be provided to the Fund; and

(2)                                  all permitted non-audit services to be provided by the Fund’s auditors to its investment adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services o the Fund, if the services related directly to the operations and financial reporting of the Fund, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit.

•                                          Meet with the Fund’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto.

•                                          Ensure that the Board is fully informed about any findings or recommendations of the auditors.

•                                          Receive reports by the auditors required to be provided by the rules and regulations of the SEC.

•                                          Receive the reports of management required by SEC Rule 30b-2(b) and applicable law.

•                                          Consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

•                                          Review the fees charged by the auditors for audit and non-audit services.

•                                          Establish procedures for the receipt and handling of complaints regarding accounting, internal control or auditing matters, which procedures shall provide for the confidential, anonymous submission by employees of the Fund’s service providers of concerns regarding questionable accounting or auditing matters.

•                                          Investigate improprieties or suspected improprieties in fund operations.

•                                          Report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

•                                          Review this Charter at least annually and recommend any changes to the full Board of Trustees.

CLOUGH GLOBAL ALLOCATION FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Erin E. Douglas and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Allocation Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202 on Thursday, July 6, 2006, at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PLEASE MARK YOUR VOTE WITH AN “X”

To Elect two (2) Trustees of the Fund:

Common and Preferred Shares

(1) Andrew C. Boynton

For	Withhold
Nominee	Authority

(2) Richard C. Rantzow

For	Withhold
Nominee	Authority

Preferred Shares Only

(1) Robert Butler

For	Withhold
Nominee	For All Except

Please be sure to sign and date this proxy.

Signature:	Date:
Co-owner:	Date: